Filed pursuant to Rule 497
Registration No. 333-228963

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

SUPPLEMENT NO. 4 DATED APRIL 2, 2020 TO

THE PROSPECTUS DATED DECEMBER 4, 2019

As was previously announced, on February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. The Fund’s investment manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the Fund’s securities sub-adviser, Western Asset Management Company, LLC (“Western Asset”), are wholly-owned subsidiaries of Legg Mason and would become wholly-owned subsidiaries of Franklin Resources as a result of the transaction. The Fund’s investment sub-adviser, Clarion Partners, LLC (“Clarion Partners”), is a majority-owned subsidiary of Legg Mason and would become a majority-owned subsidiary of Franklin Resources as a result of the transaction. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated in the latter part of 2020.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement with the Manager, and the related sub-advisory agreements with Clarion Partners and Western Asset. Therefore, the Fund’s Board of Directors has approved new management and sub-advisory agreements that will be presented to the stockholders of the Fund for their approval. Additional informational materials will be mailed to stockholders.

Updates to the Prospectus

Risk Factors

The following disclosure supplements the “Risks” section of the Prospectus.

Market Events

A recent outbreak of the novel coronavirus and related respiratory disease (“COVID-19”) has expanded across the globe, contributed to significant volatility in global financial markets and negatively impacted the economy and business activity globally. The virus has resulted in closed borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Some sectors of the economy and individual issuers have experienced particularly large losses. The current outbreak, as well as any future pandemic outbreaks, could have a continued adverse impact on U.S. economic and market conditions and trigger a period of global economic slowdown. Certain risks, such as interest rate risk, liquidity risk, risk of tenant defaults, decreased occupancy at our properties, inability to obtain financing for our investments, and volatility in our debt investments will be heightened as a result of such outbreaks. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results and certain potential government action, such as rent forgiveness, may be adverse to our operations. The COVID-19 pandemic could adversely impair the Fund’s ability to satisfy repurchase requests. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19, or any future pandemics that may arise.

Other events, including but not limited to natural disasters and acts of God, political unrest, fire, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, acts of terrorism or other catastrophes could impact general or local economic conditions that could impact our investments and operations.

In addition, public health concerns and pandemics, natural disasters and acts of God, political or social unrest, fire, wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on local, U.S. and world economies and markets generally. The Fund does not know how long the U.S. economy, financial markets and real estate markets and operations may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy, financial markets and real estate markets and operations. Those events also could have an acute effect on individual issuers or tenants or related groups of issuers or tenants. These risks also could adversely affect individual properties and investments, interest rates, secondary trading, risk of tenant defaults, decreased occupancy at our properties, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the net asset value of our Common Stock.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

CLAR590559

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